SECOND AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (herein called this "Amendment") is made and entered into as of the 13th day of November, 2008, by and between Garrard Street Enterprises LLC, a Kentucky limited liability company ("Garrard") and Crescent Springs Storage, LLC, a Kentucky limited liability company ("Crescent", and together with Garrard, herein collectively called "Seller"), and U.S. Commercial LLC, a Virginia limited liability company ("Purchaser").

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have heretofore entered into that certain Purchase and Sale Agreement dated on or about September 2, 2008 (as amended by First Amendment to Purchase and Sale Agreement dated on or about September 19, 2008, herein collectively called the "Contract"), respecting (i) certain improved real property located at 281 Richwood Road, Walton, Kentucky, (ii) certain improved real property located at 2526 Ritchie Avenue, Crescent Springs, Kentucky, and (iii) certain improved real property located at 5970 Centennial Circle, Florence, Kentucky, all as more particularly described in the Contract; and

WHEREAS, Seller and Purchaser desire to modify the Contract in certain respects, all as more particularly set forth below.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.Purchase Price. Section 2.1 of the Contract is hereby deleted in its entirety, and the following is hereby substituted therefor:

"2.1 Purchase Price. The purchase price (the "Purchase Price") for the Property shall be the sum of Nine Million Nine Hundred Thousand and no/100 Dollars ($9,900,000.00), subject to prorations and adjustments as set forth in this Agreement, and shall be paid by Purchaser to Seller at the Closing as follows:

(A) A portion of the Purchase Price in the aggregate amount of Four Million Five Hundred Thousand and no/100 Dollars ($4,500,000.00) shall be evidenced by two non-recourse purchase money loans to be provided by Seller to Purchaser at Closing, which shall be evidenced by (i) a non-recourse Promissory Note (the "Garrard Note") in the original principal amount of Three Million Seven Hundred Thousand and no/100 Dollars ($3,700,000.00) payable to the order of Garrard on the terms and conditions and in the form attached hereto as Exhibit "I", and (ii) a non-recourse Promissory Note (the "Crescent Note"; the Garrard Note and the Crescent Note being collectively referred to herein as the "Notes") in the original principal amount of Eight Hundred Thousand and no/100 Dollars ($800,000.00) payable to the order of Crescent on the terms and conditions and in the form attached hereto as Exhibit "J". The Notes shall be secured by a non-recourse first lien Mortgage, Security Agreement and Financing Statement (the "Seller Mortgage"), in form attached hereto as Exhibit "K", and subject to the Cross Collateralization and Cross Default Agreement attached hereto as Exhibit "L".

(B) The balance of the Purchase Price, in the amount of Five Million Four Hundred Thousand and no/100 Dollars ($5,400,000.00) shall be payable by Purchaser at Closing by wire transfer of immediately available funds to the Title Company on the Closing Date in accordance with wire transfer instructions to be provided by the Title Company. The Purchase Price shall be allocated among the projects comprising the Property, as well as the assets comprising each such project, in the manner set forth on Schedule "B" attached hereto and incorporated herein."

2. Exhibits. The following exhibits are attached hereto are incorporated into the Contract by this reference and made a part thereof for all purposes:

(a) Exhibit "I", form of the Garrard Note.

(b) Exhibit "J", form of the Crescent Note.

(c) Exhibit "K", form of the Seller Mortgage.

(d) Exhibit "L", form of Cross Collateralization and Cross Default Agreement.

3. Miscellaneous.

(a) Seller and Purchaser hereby ratify the Contract in accordance with its terms, as modified hereby.

(b) To the extent not otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Contract.

(c) This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.

(d) This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes, and such counterparts shall, collectively, constitute one agreement.

(e) For purposes of this Amendment, signatures delivered by facsimile or electronic mail shall be as binding as originals upon the parties so signing and delivering.

(f) In the event of a conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

(g) The captions and headings used in this Amendment are for convenience only and do not in any way restrict, modify or amplify the terms of this Amendment or the Contract.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the day and year first above written.

SELLER:

Garrard Street Enterprises LLC,

a Kentucky limited liability company,

By: /s/ Greg Schrand

Name: Greg Schrand

Title: Manager

Crescent Springs Storage, LLC,

a Kentucky limited liability company

By: /s/ Greg Schrand

Name: Greg Schrand

Title: Manager

PURCHASER:

U.S. Commercial LLC,

a Virginia limited liability company

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: President